UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 22, 2007

Date of Report (Date of earliest event reported)

 Commission File Number: 000-28915

Sonoran Energy, Inc.

(Exact name of registrant as specified in its charter)

 Washington, United States

(State or other jurisdiction of incorporation or organization)

13-4093341

(I.R.S. Employer ID Number)

14180 Dallas Parkway, Ste 400, Dallas, TX 75254

(Address of principal executive offices) (Zip code)

214-389-3480

     (Issuer's telephone number)

N/A

(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

(a)        Summary of Change in Accountants

On January 22, 2007, Sonoran Energy, Inc. (the "Company") was informed that its external independent accountants, Epstein, Weber & Conover, PLC ("Epstein"), would no longer be serving in that capacity as a result of Epstein's combination with Moss Adams LLP.  Epstein further informed the Company that it would not continue to be engaged to audit the financial statements of the Company.  The Company has not yet selected a new independent auditor but will file an 8-K with information regarding the new firm as soon as the firm is located and retained by the Company.

(b)        Resignation of Epstein

Epstein audited the Company's financial statements for the Company's most recent fiscal years ended April 30, 2005 and 2006.

The change in certifying accountant was not related to any matter concerning the Company, including the Company's selection or application of accounting policies or judgments, the scope of audit, internal controls or integrity of management.

During the Company's most recent fiscal year ended April 30, 2006 and the subsequent interim period through January 12, 2007, there were no disagreements with Epstein on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Epstein would have caused them to make reference to the subject matter of their disagreement in their report.

During the Company's most recent fiscal year ended April 30, 2006  and the subsequent interim period through January 12, 2007, there were no reportable events as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission.

The report of Epstein accompanying the audit for the Company's most recent fiscal year ended April 30, 2006 did not contain any adverse opinion or disclaimer or opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Epstein with a copy of the above disclosures, however, as of the date of this filing, Epstein had not yet furnished a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of such letter, when received, will be attached as an Exhibit to a Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2007

SONORAN ENERGY, INC.

/s/ Peter Rosenthal

Peter Rosenthal

President and Chief Executive Officer